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                                                          PRICEWATERHOUSECOOPERS


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 5 to the registration statement (Form S-2 No. 333-65231) of our report dated February 15, 2001, relating to the financial statements of Fortis Benefits Insurance Company, which appear in such Prospectus.


                                                   /s/PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota
April 4, 2002